Exhibit 99.2

(NASDAQ: BTAI) BXCL501: Top Line Results from Phase 1 Pharmacokinetic and Safety Study in Healthy Volunteers BioXcel Therapeutics, 555 Long Wharf Drive, New1Haven, CT 06511 | www.bioxceltherapeutics.com Proprietary & Confidential

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements that relate to the advancement and development of BXCL501 and BXCL701, the commencement of clinical trials, the availability and results of data from clinical trials, the planned timing of BioXcel Therapeutic, Inc.'s (“BTI”) submission of its first New Drug Application with the FDA and other information that is not historical information. When used herein, words including “anticipate”, “being”, “will”, “plan”, “may”, “continue”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon BTI's current expectations and various assumptions. BTI believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. BTI may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history; its incurrence of significant losses; its need for substantial additional funding and ability to raise capital when needed; its limited experience in drug discovery and drug development; its dependence on the success and commercialization of BXCL501 and BXCL701 and other product candidates; the failure of preliminary data from its clinical studies to predict final study results; failure of its early clinical studies or preclinical studies to predict future clinical studies; its ability to receive regulatory approval for its product candidates; its ability to enroll patients in its clinical trials; its approach to the discovery and development of product candidates based on EvolverAI is novel and unproven; its exposure to patent infringement lawsuits; its ability to comply with the extensive regulations applicable to it; its ability to commercialize its product candidates; and the other important factors discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the period ended March 31, 2019 as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While BTI may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing BTI's views as of any date subsequent to the date of this presentation. 2

Agenda BXCL501 Program: Acute Treatment of Agitation Program Overview Top Line Results from Healthy Volunteer Study •Pharmacokinetics (PK) o Targeted Exposures •Tolerability Overview of Registration Trial Path: Schizophrenia and Bipolar Disorder •Integrated Development Plan Attendees Vimal Mehta, CEO & Founder Vincent O'Neill, CMO & SVP Frank Yocca, CSO & SVP Chetan Lathia, SVP & Head, Translational Medicine, Clinical Pharmacology & Regulatory Affairs Robert Risinger, VP, Clinical Development 3 Proprietary & Confidential

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation

Agitation: A Growing Global Healthcare Issue ($40B+)

Unmet Need

Current **Treatments are Suboptimal**:

- **Dementia**: Antipsychotic drugs (black-box warning) for elderly
- **Psychiatric**: Invasive with severe side effects

Consensus Opinion*

- ✓ **Non-invasive**
- ✓ **Calmness without sedation**
- ✓ **Easy to administer**
- ✓ **Rapid onset**
- ✓ **Non-traumatic / non-coercive**
- ✓ **Good safety profile**
- ✓ **Favorable tolerability**
- ✓ **Patient preference**

FDA *Fast Track Designation*

BXCL501: An **innovative approach:**

- ✓ Novel mechanism of action (MoA) targets a **causal agitation pathway**
- ✓ Non-Invasive, easy to administer **sublingual film** with **rapid onset of action**

*1st International Experts' Meeting on Agitation: Conclusions Regarding the Current and Ideal Management Paradigm of Agitation, Frontiers in Psychiatry 2018

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Treatment Across the Agitation Continuum Targeting Moderate Agitation Key To Improving Care AGITATION SEVERITY Moderate Mild Severe PRESENTING PATIENT Cooperative Uncooperative MEDICATION OPTIONS Injection + Restraint Pill MEDICAL NEED Unmet Medical Need & Commercial Opportunity 5 Proprietary & Confidential ESCALATING AGITATION • Rapid symptom control desirable • Pills too slow/injections too invasive

Top Line Results From Healthy Volunteer Study 6 Proprietary & Confidential

Sublingual Film (BXCL501) PK and Safety Study First In Human Study For Sublingual Thin Film Of Dexmedetomidine Characterize Exposure Levels and Define Therapeutic Doses • Double blind, placebo-controlled, single ascending dose, PK study Healthy adult volunteers ages 18-65 (N = 42, 20 female) o Single center study o 3 Doses: 10, 20, 40 g o • Primary objective: Determine PK, safety and tolerability of various film strengths o 7 Proprietary & Confidential

BXCL501 Rapidly Achieved Targeted Exposures BXCL501 Exhibited Predictable PK • Rapidly delivered targeted exposures o Consistent with therapeutic responses seen in the IV Dex schizophrenia study • Predictable and dose proportional PK o Enables dose selection for future development • Pharmacodynamic (PD) effects lasted 4-6 hours o Optimal treatment duration * Estimated concentration level based on Company observations in prior IV Dex study. 8 Proprietary & Confidential

BXCL501 was Well Tolerated Consistent Safety Profile Between Sublingual Film And IV Dex Tolerability Observed Across Broad Range Of Doses • • No serious adverse events (AEs) All AEs were Grade 2 or below (mild to moderate) and transient o o Most common AE was drowsiness, observed at rates similar to placebo Cardiovascular changes were not clinically meaningful • • No clear sedative effect for treatment group vs. placebo Maximum tolerated dose was not reached 9 Proprietary & Confidential

Positive Human Proof of Concept: Acute Reduction of Agitation in 4 Indications Safety Profile And Exposure Levels Were Consistent Across Indications With IV Dex SCHIZOPHRENIA 90% Response 14 patient study (10 treatment + 4 placebo) PEC/RASS scores indicate de-agitation without excessive sedation DEMENTIA 70% Response 14 patient study (10 treatment + 4 placebo) RASS* score of -1 • • • • *PEC = Positive and Negative Symptom Scale-Excitatory Component *RASS = Richmond Agitation Sedation Scale 105 Subject Experience DELIRIUM 100% Response 132 patients (46 refractory to haloperidol) 46/46 responded to IV Dex in reducing agitation OPIOID WITHDRAWAL 100% Response 15 subject study (10 treatment + 5 placebo) 50% reduction in COWS total score • • • • Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 *COWS = Clinical Opiate Withdrawal Scale 10 Proprietary & Confidential

Human Proof of Concept: IV Dex Reduced Agitation in Schizophrenia Patients Translating Efficacious Exposures From IV Dex To Sublingual Film Study Design • • • • Randomized, placebo-controlled dose-ranging study 14 patients [10 treatment + 4 placebo] Primary endpoint: RASS of -1 Secondary endpoint: PEC score of 7 or below Early PEC Reduction Before Drowsiness BXCL501 PK Study Exposures Consistent with Reduction in PEC Scores 11 Proprietary & Confidential

Overview of Registration Trial Path: Schizophrenia and Bipolar Disorder 12 Proprietary & Confidential

BXCL501 Integrated Clinical Development Plan

Acute Agitation Studies: Short Duration With Easily Measurable Clinical Endpoints

Randomized, Double-blind, Placebo-controlled Multi-center Studies

Acute Dosing: Short Trial Duration

PHASE 2 (US)
Agitated Schizophrenia patients (N = ~200)

- BXCL501
- Placebo

PRIMARY ENDPOINT: 2 HOURS
Change from baseline on PANSS-Excitatory Component (PEC) rating scale

Acute Dosing: Short Trial Duration

PHASE 3 (Global)
Agitated Schizophrenia or Bipolar patients (N = ~700)

- BXCL501
- Placebo

PRIMARY ENDPOINT: 2 HOURS
Change from baseline on PANSS-Excitatory Component (PEC) rating scale

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Key Targeted Milestones for Value Creation On Track For First NDA Submission In 2H 2020 2Q’19 3Q’19 4Q’19 1H’20 2H’20 BXCL501 Anticipated Timeline (Schizophrenia / Bipolar Disorder) Phase 2 Trial Initiation Phase 2 Data Readout Phase 3 Trial Initiation Phase 3 Data Readout First NDA Submission Development plans for Agitated Dementia, Opioid Withdrawal and Delirium will be presented through 2019 14 Proprietary & Confidential

BXCL501 US Commercial Opportunity Target Patient Population Estimated at 3 Million 20 3 Million Patients With Moderate Agitation 18 16 14 12 10 8 6 4 2 0 WITH AGITATION Sources: -Internal Company Estimates -https://www.sccm.org/Communications/Critical-Care-Statistics -https://psychiatryonline.org/doi/pdf/10.1176/appi.books.9780890426807 -https://www.samhsa.gov/data/ -https://www.nimh.nih.gov/health/statistics/index.shtml 15 Proprietary & Confidential Patients (Millions) Schizophrenia Bipolar Disorder Dementia Opioid Use Disorder Delirium 0.32 0.81 1.03 0.27 0.57 8.3M 3.0M AT RISK MODERATE AGITATION 18.9M

22nd Please Join Us For Our Investor Day On May 13th See Agenda In Company Press Release Issued On May 16 Proprietary & Confidential

Dr. Vimal Mehta, CEO BioXcel Therapeutics, New Haven, CT 06511 vmehta@bioxceltherapeutics.com 17 Proprietary & Confidential